                                WAIVER AND AMENDMENT

                                                 Dated as of December 31, 1997

Principal Mutual Life Insurance Company
Northern Life Insurance Company
Modern Woodmen of America
Royal Neighbors of America
ReliaStar Life Insurance Company of New York
ReliaStar United Services Life Insurance Company

Ladies and Gentlemen:

     Reference is made to (i) the Note Agreement dated as of December 2, 1994 (as amended by that certain Letter Amendment dated as of February 15, 1996, and that certain Letter Amendment dated as of December 30, 1996, and that certain Waiver and Amendment dated as of March 31, 1997, the "1994 Agreement") among Principal Mutual Life Insurance Company ("Principal"), Northern Life Insurance Company ("Northern"), Modern Woodmen of America ("MWA") and Royal Neighbors of America ("RNA", and together with Principal, Northern and MWA, collectively the "1994 Purchasers") and The Rottlund Company, Inc., a Minnesota corporation (the "Company"), pursuant to which the 1994 Purchasers purchased promissory notes of the Company in the aggregate original principal amount of $25,000,000 (collectively, the "1994 Notes") and
(ii) the Note Agreement dated as of February 15, 1996 (as amended by that certain Letter Amendment dated as of December 30, 1996 and that certain Waiver and Amendment dated as of March 31, 1997, the "1996 Agreement", and together with the 1994 Agreement, collectively the "Agreements" and each individually an "Agreement") among Principal, Bankers Security Life Insurance Society, n/k/a ReliaStar Life Insurance Company of New York ("Bankers") and United Services Life Insurance Company, n/k/a ReliaStar United Services Life Insurance Company ("United", and together with Principal and Bankers, collectively the "1996 Purchasers", and, together with the 1994 Purchasers, collectively the "Purchasers"), pursuant to which the 1996 Purchasers purchased promissory notes of the Company in the aggregate original principal amount of $10,000,000 (collectively, the "1996 Notes"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in each Agreement.

     The Company has advised the Purchasers that the Company is at present in default under Section 5.16 of each of the Agreements, which defaults the Company hereby acknowledges. The Company has further advised the Purchasers that the Company is likely to continue to be so in default under Section 5.16 of each of the Agreements in the near future. The Company has accordingly requested certain waivers and amendments relating to Section 5.16 of each of the Agreements.

     In consideration of the premises herein set forth and the satisfaction of the Condition hereinafter described, the Company and the Purchasers hereby agree, effective upon the satisfaction of the Condition, as follows:

          1. The Purchasers hereby waive the defaults existing as of the date hereof under Section 5.16 of each of the Agreements, and each Event of Default arising directly therefrom.

          1 Section 5.7 (g)(v) of each of the Agreements is hereby amended and restated in its entirety as follows:

          (v) at no time shall the aggregate amount then remaining unpaid on Debt secured by such Liens and Liens permitted by Section 5.7(e) exceed the lesser of (i) $8,000,000 or (ii) an amount equal to 11.5% of Consolidated Net Tangible Assets.

     3. Section 5.16 of each of the Agreements is hereby amended and restated in its entirety as follows:

               The Company shall maintain, as of the close of each month, Net Income Available for Fixed Charges for the immediately preceding twelve-month period of at least the following percentages of Fixed Charges for such twelve-month period:

               100% as of the close of each month on and prior to March 31, 1998;

               115% as of the close of each month on and prior to June
               30, 1998;

               140% as of the close of each month on or prior to September 30, 1998;

               190% as of the close of each month on and prior to December 31, 1998;

               200% as of the close of each month thereafter.

     4. Section 5 of each of the Agreements is hereby amended by adding the following new sections 5.19 and 5.20 thereto:

               A.     EXISTING BANK INDEBTEDNESS.  If the Company shall
                    modify any term or condition of the Existing Bank Indebtedness Documents, the Company agrees to give written notice of such modification to all Holders promptly, but in any event within five days of the date on which such modification is effected.

               A.     GUARANTY FROM FUTURE SUBSIDIARIES.  In addition to
                    causing the existing Subsidiaries to execute and deliver the Guaranty, the Company will promptly secure the execution and delivery of a guaranty substantially in the form of the Guaranty from each Subsidiary as may hereafter be formed and organized.

               1  Section 6.1 of each of the Agreements is hereby amended (a)
                    by changing the reference to "5.18" in the third line of subsection 6.1(c) to "5.19", and (b) by changing the parenthetical statement "(individually or in the aggregate") in the sixth and seventh lines of subsection 6.1(e) to "(individually or in the aggregate, and including without limitation the Existing Bank Indebtedness)".

               1  Section 8.1 of each of the Agreements is hereby amended by adding thereto the following new definitions:

               "Existing Bank Indebtedness" shall mean the portion of the Debt of the Company incurred under or pursuant to the Existing Credit Agreement.

               "Existing Bank Indebtedness Documents" shall mean the Existing Credit Agreement, together with all instruments and documents related thereto, given to secure or evidence the Existing Bank Indebtedness, or otherwise executed in connection therewith.

               "Existing Credit Agreement" shall mean that certain Credit Agreement dated as of October 23, 1996 among the Company, The First National Bank of Boston, as Agent, and the other parties thereto, as the same may from time to time be amended or otherwise modified. Reference herein to the amendment or other modification of the Existing Credit Agreement is not intended to waive or modify in any respect the covenant of the Company contained in Section 5.19 regarding the modification of the Existing Bank Indebtedness Documents.

               "Guaranty" shall mean the Guaranty of the Subsidiaries, the form of which is appended as Exhibit A to that certain Waiver and Amendment dated as of December 31, 1997, by and among the Company and the Purchasers.

This Waiver and Amendment shall become effective only upon the execution and delivery by each of the Subsidiaries of a Guaranty (the "Guaranty"), substantially in the form of Exhibit A hereto (the "Condition").

     Except as specifically amended hereby, all terms and conditions of each of the Agreements shall remain in full force and effect. This Waiver and Agreement may be executed simultaneously in two or more counterparts, each of which shall be an original, but all of which constitute but one agreement. This Waiver and Amendment shall be governed by, and enforced in accordance with Minnesota law.

     The Company represents and warrants to the Purchasers that (i) except as disclosed herein, no Default or Event of Default has occurred and is continuing, (ii) this Waiver and Amendment has been duly authorized, executed and delivered by the Company and each Agreement, as amended by this Waiver and Amendment, constitutes a legal, valid and binding obligation of the Company, and the Guaranty has been duly authorized, executed and delivered by each Subsidiary and constitutes a legal, valid and binding obligation of each Subsidiary, and (iii) there is no provision in the Articles of Incorporation of the Company or in its bylaws or in any indenture, contract or agreement to which the Company is a party or by which it is bound nor any provision of law or any order of any court or governmental authority which prohibits the execution and delivery by the Company of this Waiver and Amendment, the performance or observance by the Company of the terms and conditions of this Waiver and Amendment, or the performance or observance by the Company of the terms and conditions of the Agreements, as modified by the amendments set forth in this Waiver and Amendment, and there is no provision in the Articles of Incorporation or bylaws or partnership agreement, as the case may be, of any Subsidiary or in any indenture, contract, or agreement to which any Subsidiary is a party or by which any Subsidiary is bound nor any provision of law or any order of any court or governmental authority which prohibits the execution and delivery by any Subsidiary of the Guaranty or the performance or observance by any Subsidiary of the terms and conditions of the Guaranty. All representations and warranties contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery hereof. It shall be deemed to be an Event of Default under each Agreement if any of such representations or warranties proves to be false in any material respect as of the date hereof.

     If you are in agreement with the foregoing, please so indicate by
executing the form of acknowledgment set forth below.   In accordance with
Section 7.1 of each of the Agreements, this Waiver and Amendment shall become a binding agreement between you and the Company with respect to each Agreement, and the amendments set forth herein shall take effect as of the date hereof with respect to such Agreement, upon the execution of the form of acknowledgement set forth below by the holders of at least 66 2/3% in the aggregate principal amount of the outstanding Notes (as defined in such Agreement) issued pursuant to such Agreement (the percentage of the aggregate principal amount of the outstanding Notes held by each of you being set forth on Schedule I hereof).

                         Very truly yours

                         THE ROTTLUND COMPANY, INC.


                         By
                           ---------------------------------

                         Its
                            --------------------------------

Agreed to as of the date first above written.

AS TO THE 1994 AGREEMENT AND THE 1996 AGREEMENT:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


By
  -----------------------------------

Its
   ----------------------------------

And
   ----------------------------------

Its
   ----------------------------------


AS TO THE 1994 AGREEMENT:

NORTHERN LIFE INSURANCE COMPANY


By
  -----------------------------------

Its
   ----------------------------------

MODERN WOODMEN OF AMERICA

By
  -----------------------------------

Its
   ----------------------------------

And
   ----------------------------------

Its
   ----------------------------------

ROYAL NEIGHBORS OF AMERICA

By
  -----------------------------------

Its
   ----------------------------------

And
   ----------------------------------

Its
   ----------------------------------

AS TO THE 1996 AGREEMENT:

RELIASTAR LIFE INSURANCE COMPANY
OF NEW YORK, successor by merger to
Relia Star Bankers Life Insurance Company, f/k/a Bankers Security Life Insurance Society

By
  -----------------------------------

Its
   ----------------------------------

RELIASTAR UNITED SERVICES
LIFE INSURANCE COMPANY

By
  -----------------------------------

Its
   ----------------------------------

     SCHEDULE I

     1994 AGREEMENT

                                            Percentage of Principal Amount
            Holder                                Of Outstanding Notes
            ------                                --------------------
 Principal Mutual Life Insurance                          64%
   Company

 Northern Life Insurance Company                          20%

 Modern Woodmen of America                                12%

 Royal Neighbors of America                                4%
                                                         ----
                                                         100%

     1996 AGREEMENT

                                            Percentagee of Principal Amount
            Holder                                Of Outstanding Notes
            ------                                --------------------
 Principal Mutual Life Insurance                          70%
   Company

 Siglar & Co., as nominee for                             10%
   Bankers Security Life
   Insurance Society (n/k/a
   ReliaStar Life Insurance
   Company of New York)

 Siglar & Co., as nominee for                             20%
                                                          ---
   United Services Life Insurance


 Company (n/k/a ReliaStar
 United Services Life Insurance
 Company)
                                                         100%

                                                                   EXHIBIT A

                                  FORM OF GUARANTY

                                     [TO COME]